UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 amends the Current Report on Form 8-K of PennyMac Financial Services, Inc. (the “Company”) filed on March 9, 2023, which reported that Vandad Fartaj ceased serving as the Company’s Senior Managing Director and Chief Investment Officer on March 3, 2023. The information set forth in the initial 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2023, the Company and Mr. Fartaj entered into a separation agreement and general release (the “Separation Agreement”) providing that in exchange for Mr. Fartaj’s release of claims and other terms the Company will provide Mr. Fartaj: (1) cash severance of $1,525,000, (2) the right to exercise all outstanding vested stock options for the remainder of their original terms, (3) continued vesting of certain unvested stock options and restricted stock units granted in 2021 and 2022 and (4) continued eligibility to vest in certain performance stock units (PSUs) granted in 2021 and 2022 based on Company performance during the performance period but not to exceed 100%. All other Company equity awards and incentive payments are forfeited under the Separation Agreement.

The payments and benefits to Mr. Fartaj under the Separation Agreement are subject to Mr. Fartaj not revoking the Separation Agreement during the seven day revocation period following the date he signed the Separation Agreement as well as complying with other obligations under the Separation Agreement, including a non-disparagement clause.

The description of the Separation Agreement in this Item 5.02 is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Separation Agreement and General Release date as of March 21, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: March 24, 2023	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer